PROSPECTUS
March 1, 2017

This Prospectus provides important information about the Funds that you should know before investing. Please read the information carefully and keep it for your future reference.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus | **March 1, 2017**

Table of Contents

FUND SUMMARIES.......... 2

EPIPHANY FFV FUND.......... 2
EPIPHANY FFV STRATEGIC INCOME FUND.......... 8

FUND DETAILS.......... 15

PRINCIPAL INVESTMENT STRATEGY INFORMATION.......... 15
PRINCIPAL INVESTMENT RISK INFORMATION.......... 18
FUND OPERATIONS.......... 23

INVESTING WITH EPIPHANY.......... 25

CHOOSING A CLASS OF SHARES.......... 25
OPENING AN ACCOUNT.......... 26
EXCHANGING SHARES.......... 30
DISTRIBUTION PLAN.......... 33
CALCULATING SHARE PRICE.......... 34
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......... 34

FINANCIAL HIGHLIGHTS.......... 35

PRIVACY NOTICE.......... 40

FOR MORE INFORMATION, SEE BACK COVER

Epiphany Funds
Prospectus | **March 1, 2017**

FUND SUMMARY | EPIPHANY FFV FUND

Investment Objective

The Epiphany FFV Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds. More information about these and other discounts is available from your financial professional and in the "**Investing with Epiphany**" section on page 25 and in the "**Sales Charges**" section of the Fund's Statement of Additional Information.

Shareholder fees *Fees paid directly from your investment*	**Class A**	**Class C**
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the offering price at purchase or the net asset value at the time of redemption)	None	1.00%
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (as a % of the amount redeemed, if within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund operating expenses *Expenses deducted from Fund assets*	**Class A**	**Class C**
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.68%	0.68%
Total Annual Fund Operating Expenses	1.68%	2.43%
Fee Waiver and/or Expense Reimbursement (1)	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%	2.25%

1) *The FFV Fund's Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest and dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.50% of the average daily net assets for Class A shares and 2.25% of the average daily net assets of Class C shares for the period through February 28, 2018. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days' notice to shareholders.*

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Epiphany Funds
Prospectus | **March 1, 2017**

Example

This Example is intended to help you compare the cost of investing in the FFV Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as described in the Fees and Expenses table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FFV Fund	1 Year	3 Years	5 Years	10 Years
Class A	$645	$986	$1,351	$2,373
Class C	$228	$740	$1,279	$2,753

Portfolio Turnover

The FFV Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund portfolio turnover rate was 63%.

Principal Investment Strategy

The Epiphany FFV Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard,® a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser" or "Trinity"). Normally, the Adviser selects from a group of equity securities with market capitalizations above $10 billion, although they may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively). The FFV Scorecard® is then applied to the eligible securities. Application of the FFV Scorecard® is based on information known by the Adviser and information provided by third parties that compile and publish such data. The screening criteria of FFV Scorecard® is based on the principals of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. The criteria are reviewed from time to time by Trinity's Advisory Board.

According to the FFV Scorecard®, companies will generally be excluded that are known to:

- Directly participate in abortion;
- Manufacture contraceptives;
- Produce pornographic media content;
- Engage in scientific research on human fetuses or embryos;
- Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;
- Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

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Epiphany Funds
Prospectus | **March 1, 2017**

- Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company's primary service or product.

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company's impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio to correlate to the stock sectors of the Fund's benchmark. Economic criteria used includes the company's valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings are equally weighted within each sector and rebalanced quarterly. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the FFV Scorecard. In such a case, the FFV Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard® is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, the Fund may from time to time purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment. The underlying securities of these other equities will not be subject to the FFV Scorecard.

Principal Risks

As with all mutual funds, the FFV Fund may not achieve its investment objective. The FFV Fund's return will vary and you could lose money. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The FFV Fund is subject to several risks, any of which could contribute to the loss of funds and some of these are listed below:

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Investment Style Risk. The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's judgment will produce the desired results.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent

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Epiphany Funds
Prospectus | **March 1, 2017**

disclosures or other factors. Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Moral Investing Risk. The Adviser invests in equity securities only if they meet both the Fund's investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

ETF and Other Investment Company Risk. The Fund may invest in ETFs and other investment companies ("Underlying Funds"). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.

Mid-Cap and Small-Cap Risk. Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Fund by showing the performance of its Class A shares (formerly Class N) for each full calendar year since the Fund's inception, and by showing how the Fund's average annual returns compare over time with those of a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

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Epiphany Funds
Prospectus | **March 1, 2017**

Epiphany FFV Fund Class A Annual Total Returns (as of December 31)

(sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown)

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
2008
-30.49%
2009
27.87%
2010
13.32%
2011
-0.52%
2012
14.22%
2013
30.32%
2014
13.75%
2015
-7.38%
2016
8.77%

During the period shown in the bar chart, the highest return for a quarter was 11.75% (quarter ended March 31, 2012) and the lowest return for a quarter was -22.41% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2016)

Class A Shares	**1 Year**	**5 Year**	**Since Inception** *(1/8/2007)*
Return Before Taxes	3.33%	10.14%	4.59%
Return After Taxes On Distributions	2.80%	8.34%	3.55%
Return After Taxes On Distributions And Sale Of Fund Shares	2.16%	7.66%	3.36%
S&P 500 (reflects no deduction for fees, expenses or taxes)	11.96%	14.65%	6.99%
Class C Shares	**1 Year**	**5 Year**	**Since Inception** *(3/19/2008)*
Return Before Taxes	8.00%	10.33%	5.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.65%	7.97%

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. After tax returns are only shown for Class A shares and after tax returns for Class C shares will vary.

Updated performance information is available by calling 1-800-320-2185.

The Investment Adviser

Trinity Fiduciary Partners, LLC ("Trinity") is the Fund's investment adviser.

Portfolio Manager

Samuel J. Saladino, III, CEO and founder of Trinity Fiduciary Partners, LLC, serves as portfolio manager. Mr. Saladino has served as the Fund's portfolio manager since 2008.

Purchase and Sale of Fund Shares

The minimum investment for Class A and Class C shares is $1,000, with minimum subsequent investments of $250. You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment. You may purchase and redeem shares on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire. More information on how to redeem your shares can be obtained by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. The Fund's distributions are typically taxed as capital gains. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Epiphany Funds
Prospectus | **March 1, 2017**

EPIPHANY FFV STRATEGIC INCOME FUND

Investment Objective

The Epiphany FFV Strategic Income Fund (the "Strategic Income Fund") seeks income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds. More information about these and other discounts is available from your financial professional and in the "**Investing with Epiphany**" section on page 25 and in the "**Sales Charges**" section of the Fund's Statement of Additional Information.

Shareholder fees *Fees paid directly from your investment*	**Class A**	**Class C**
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the offering price at purchase or the net asset value at redemption)	None	1.00%
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (as a % of the amount redeemed, if within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund operating expenses *Expenses deducted from Fund assets*	**Class A**	**Class C**
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.76%	0.76%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.52%	2.27%
Fee Waiver and/or Expense Reimbursement (1)	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursements)	1.26%	2.01%

1) The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest and dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.25% of the average daily net assets for Class A shares and 2.00% of the average daily net assets of the Class C shares, through February 28, 2018. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days' notice to shareholders.

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EPIPHANY FUNDS

Prospectus | **March 1, 2017**

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as described in the Fees and Expenses table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FFV Strategic Income Fund	1 Year	3 Years	5 Years	10 Years
Class A	$622	$932	$1,264	$2,201
Class C	$204	$684	$1,191	$2,585

Portfolio Turnover

The Strategic Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund portfolio turnover rate was 52%.

Principal Investment Strategy

The Epiphany FFV Strategic Income Fund seeks to achieve its objective through investment in any income-producing securities issued by companies that pass the FFV Scorecard®, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC. Income-producing securities may include corporate bonds, preferred stocks, convertible stocks and investment companies (including open-end funds or exchange traded funds) that may invest in income-producing securities, or in the case of exchange traded funds, track a fixed income index. The Fund may also invest in inverse ETFs for hedging purposes. Inverse ETFs are designed to provide positive return from a decline in the ETF's underlying benchmark and will be short term in nature. The FFV Scorecard® is applied to the eligible securities. Application of the FFV Scorecard® is based on information known by the Adviser and information provided by third parties that compile and publish such data. The screening criteria of FFV Scorecard® is based on the principals of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. The criteria are reviewed from time to time by Trinity's Advisory Board.

According to the FFV Scorecard®, companies will generally be excluded from the Fund that are known to:

- Directly participate in abortion;
- Manufacture contraceptives;

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Prospectus | **March 1, 2017**

- Produce pornographic media content;
- Engage in scientific research on human fetuses or embryos;
- Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;
- Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;
- Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company's primary service or product.

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company's impact on people, communities and the market and is an integral part of the investment process.

Then the Fund's sub-adviser, Dana Investment Advisors, Inc. (the "Sub-Adviser"), uses a disciplined, risk-controlled investment process to select the Fund's holdings. The Sub-Adviser employs a relative-value approach to identify securities in the marketplace with the following characteristics, although not all of the securities selected will have these attributes:

- Discounted price to potential market value
- Improving credit profiles yet unrecognized by the market
- Yield advantage relative to its benchmark

The Sub-Adviser invests in securities that offer a positive yield advantage over the market and, in its view, have room to increase in price. The Sub-Adviser may also invest to take advantage of what it believes are temporary disparities in the yield of different segments of the market for securities.

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including high-yield high risk or junk bonds) with a focus on U.S. corporate bonds, government bonds, agency bonds, adjustable and fixed rate mortgage bonds, municipal bonds, convertible securities, and debt instruments issued by foreign governments, including those in emerging markets. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The fixed income investments may be of any maturity or credit quality. In addition to income-producing securities, from time to time the Fund may purchase other securities such as real estate investment trusts ("REITs"), publicly traded partnerships, mainly as an alternative to holding cash prior to investment. These other equity securities will not be subject to the FFV Scorecard®. The Sub-Adviser may shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

Principal Risks

As with all mutual funds, the Strategic Income Fund may not achieve its investment objective. The Strategic Income Fund's return will vary and you could lose money. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency. The Strategic Income Fund is subject to several risks, any of which could contribute to the loss of funds and some of these are listed below:

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF and Other Investment Company Risk. The Fund may invest in ETFs and other investment companies ("Underlying Funds"). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.

Foreign Exposure and Investing Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Government Risk. The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

High Yield Securities Risk. The Fund may invest in high yield securities, also known as "junk bonds." High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the

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Epiphany Funds

Prospectus | **March 1, 2017**

issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Inverse ETF Risk. Inverse or "short" ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Investment Style Risk. The Adviser's or Sub-Adviser's judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's or Sub-Adviser's judgment will produce the desired results.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price. Many high yield high risk fixed income securities may be illiquid at times.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Mid-Cap and Small-Cap Risk. Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.

Moral Investing Risk. The Adviser and Sub-Adviser invest in securities only if they meet both the Fund's investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of issuer's board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer's creditworthiness becomes impaired.

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Sovereign Obligation Risk. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Strategic Income Fund by showing the performance of its Class A shares for each full calendar year since the Fund's inception, and by showing how the Fund's average annual returns compare over time with those of a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Epiphany FFV Strategic Income Fund Class A Annual Total Returns (as of December 31)

(sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown)

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.65%
5.55%
0.42%
4.50%
0.32%
1.10%
2011
2012
2013
2014
2015
2016

During the period shown in the bar chart, the highest return for a quarter was 2.38% (quarter ended March 31, 2012) and lowest return for a quarter was -2.26% (quarter ended December 31, 2016).

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Epiphany Funds
Prospectus | **March 1, 2017**

Average Annual Total Returns (for the periods ended December 31, 2016)

Class A Shares	**1 Year**	**5 Year**	**Since Inception** *(7/28/2010)*
Return Before Taxes	-4.00%	1.31%	2.03%
Return After Taxes on Distributions	-4.77%	0.38%	1.08%
Return After Taxes on Distributions and Sale of Fund Shares	-2.26%	0.61%	1.17%
Barclays Capital Intermediate Aggregate Index (reflects no deduction for fees, expenses or taxes)	1.97%	1.95%	2.52%
Class C Shares	**1 Year**	**5 Year**	**Since Inception** *(7/28/2010)*
Return Before Taxes	0.29%	1.62%	2.07%
Barclays Capital Intermediate Aggregate Index (reflects no deduction for fees, expenses or taxes)	1.97%	1.95%	2.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. After tax returns are only shown for Class A shares and after tax returns for Class C shares will vary.

Updated performance information is available by calling 1-800-320-2185.

The Investment Adviser

Trinity Fiduciary Partners, LLC ("Trinity") is the Fund's investment Adviser. Dana Investment Advisors, Inc. is the Fund's investment Sub-Adviser.

Portfolio Managers

J. Joseph Veranth, Chief Investment Officer, Portfolio Manager of Dana Investment Advisors, Inc., **Rob Leuty,** Senior Fixed Income Portfolio Manager of Dana Investment Advisors, Inc., **Samuel J. Saladino, III**, Chief Executive Officer and founder of Trinity Fiduciary Partners, LLC, and **Daniel B. Mulvey**, portfolio manager of Trinity Fiduciary Partners, LLC, serve as portfolio managers of the Fund. Mr. Veranth has managed the Fund since its inception. Mr. Leuty and Mr. Saladino have managed the Fund since 2013. Mr. Mulvey began managing the Fund on November 1, 2016.

Purchase and Sale of Fund Shares

The minimum investment for Class A and Class C shares is $1,000, with minimum subsequent investments of $250. You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment. You may purchase and redeem shares of the FFV Strategic Income Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or

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Epiphany Funds
Prospectus | **March 1, 2017**

through a financial intermediary and will be paid by check or wire. More information on how to redeem your shares can be obtained by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. The Fund's distributions are typically taxed as ordinary income. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

FUND DETAILS

PRINCIPAL INVESTMENT STRATEGY INFORMATION

Investment Screening for All Funds

The Funds all use the FFV Scorecard® to screen investments. The Adviser developed the screening criteria of FFV Scorecard® based on the principals of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. The criteria are reviewed from time to time by Trinity's Advisory Board. According to the FFV Scorecard®, companies will be excluded from the Fund that:

- Directly participate in abortion through (1) the manufacture of abortifacients made specifically for and marketed for the purpose of enabling abortion; (2) own and/or operate facilities, including hospitals, that perform abortions; or (3) evidence of financial contribution to organizations that provide abortions;
- Manufacture contraceptives;
- Engage in scientific research on human fetuses or embryos that make use of tissue derived from abortions;
- Have received material fines or legal judgments relating to employee discrimination or human rights abuses in the past 2 calendar years;
- Have received material fines or legal judgments relating to employee health or safety in the past 2 calendar years;

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Prospectus | **March 1, 2017**

- Have received material fines or legal judgments relating to environmental violations in the past 2 calendar years;
- Produce pornographic media content;
- Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;
- Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company's primary service or product.

Eligible companies are further evaluated using an assessment of their record on human rights, environment and corporate governance, both positive and negative, as part of the investment process. The FFV Scorecard® is designed to measure a company's impact on people, community and the market.

The Funds will also engage in a strategy of active corporate participation with regard to their stock holdings. The Funds will exercise their normal shareholder responsibilities, especially casting informed votes on proxies and shareholders' resolutions in accord with its proxy voting guidelines (which are contained in the Funds' Statement of Additional Information). The goal of this strategy is to seek to influence corporate culture and to shape corporate policies in a manner that is consistent, in the Adviser's judgment, with the financial and moral goals of the Funds' shareholders. In addition to proxy voting, these activities may include dialogue with corporate leadership, initiating or supporting shareholder resolutions, working with various religious and other groups who are working for corporate responsibility, and writing letters to corporate executives and board members to advocate specific steps or to support or raise objections to a corporation's activities and/or policies.

Epiphany FFV Fund

The Epiphany FFV Fund invests primarily in the equity securities of companies that pass the FFV Scorecard®. Normally, the Adviser selects from a group of equity securities with market capitalizations above $10 billion, although the Fund may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).

From these eligible securities, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio. The portfolio holdings are rebalanced quarterly. The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the FFV Scorecard®. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard® is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested.

In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, publicly traded partnerships, shares of other

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EPIPHANY FUNDS
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investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment.

Epiphany FFV Strategic Income Fund

The Epiphany FFV Strategic Income Fund seeks to achieve its investment objective through investment in income-producing securities that pass the FFV Scorecard®, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC. Income-producing securities may include corporate bonds, preferred stocks, convertible stocks and investment companies (including open-end funds or exchange traded funds) that may invest in income-producing securities, or in the case of exchange traded funds, track a fixed income index. The Fund may also invest in inverse ETFs for hedging purposes. In the case of corporate bonds, preferred stocks and convertible stocks, the FFV Scorecard® is then applied to the eligible securities. The FFV Scorecard® is based on the moral and social justice teachings of the Catholic Church. Then the Fund's Sub-Adviser uses a disciplined, risk-controlled investment process to select the Fund's holdings. The Fund may also invest in fixed income securities issued by U.S. and foreign governments and their agencies. The investment process is a relative-value approach to fixed income that seeks a relatively high level of income in a risk-managed manner.

The Fund's Sub-Adviser employs a relative-value approach to identify securities in the marketplace with the following characteristics, although not all of the securities selected will have these attributes:

- Discounted price to potential market value
- Improving credit profiles yet unrecognized by the market
- Yield advantage relative to its benchmark

The Fund's Sub-Adviser may maintain a core of the Fund's investments in certain corporate and government bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.

The Sub-Adviser invests in securities that offer a positive yield advantage over the market and, in its view, have room to increase in price. The Sub-Adviser may also invest to take advantage of what it believes are temporary disparities in the yield of different segments of the market for securities.

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including high-yield high risk junk bonds) with a focus on U.S. corporate bonds, government bonds, agency bonds, adjustable and fixed rate mortgage bonds, municipal bonds, convertible securities, and foreign debt instruments, including those in emerging markets. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The Sub-Adviser may shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

The Fund may also invest in Rule 144A securities, structured notes, and zero-coupon bonds.

At certain times, the Fund may also take positions in futures, swaps (including credit default swaps) and other derivatives.

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EPIPHANY FUNDS
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Strategy Information Applicable to All Funds

The investment objectives of a Fund may be changed without shareholder approval; however, you will be given advance notice of any changes. Information about the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is included in the Statement of Additional Information.

From time to time, a Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Funds invest in shares of a money market fund or other investment company, the shareholders of the Funds generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with each Fund's principal investment strategy and, as a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

PRINCIPAL INVESTMENT RISK INFORMATION

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective. A Fund's returns will vary and you could lose money on your investment in the Fund. An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Also, an investment in a Fund is not a complete investment program.

The following summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of some of the principal investment risks described in each Fund's Fund Summary section of the Prospectus.

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Risk	FFV Fund	Strategic Income Fund
Convertible Security Risk		√
Credit Risk		√
Derivatives Risk		√
Emerging Markets Risk		√
ETF and Other Investment Company Risk	√	√
ETF Risk	√	√
ETF Strategy Risk	√	√
ETF Tracking Risk	√	√
Foreign Exposure and Investing Risk		√
Government Risk		√
High Yield Securities Risk		√
Interest Rate Risk		√
Inverse ETF Risk		√
Investment Style Risk	√	√
Issuer Risk	√	
Liquidity Risk		√
Mid-Cap and Small-Cap Risk	√	√
Moral Investing Risk	√	√
Preferred Stock Risk		√
REIT Risk	√	√
Security Risk	√	√
Sovereign Obligation Risk		√
Stock Market Risk	√	√

Convertible Security Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.

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Emerging Markets Risk. The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Foreign Exposure and Investing Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices

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and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Government Risk. The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. In addition, securities issued Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

High Yield Securities Risk. The Fund may invest in high yield securities, also known as "junk bonds." High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Inverse ETF Risk. Inverse or "short" ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Investment Style Risk. The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund's values may be adversely affected.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price.

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Mid-Cap and Small-Cap Risk. Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.

Moral Investing Risk. The Funds' environmental, social, moral and governance criteria limit the available investments compared to funds with no such criteria. Under certain economic conditions, this could cause the Fund's investment performance to be worse or better than similar funds with no such criteria.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of issuer's board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer's creditworthiness becomes impaired.

REIT Risk. The Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Sovereign Obligation Risk. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

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Epiphany Funds
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FUND OPERATIONS

Investment Adviser

Trinity Fiduciary Partners, LLC acts as the investment adviser to the Funds and is responsible for the investment decisions of the Funds. Trinity is located at 325 S. Mesquite Street, Suite 104, Arlington, TX 76010. It is a Texas Limited Liability Company that was founded in 2005. The firm is an investment advisory company registered with the U.S. Securities and Exchange Commission. Trinity's current advisory activities consist of providing investment supervisory services to Epiphany Funds, investment screening, investment supervisory services for separate account clients, and consulting with individuals and institutions. As of December 31, 2016, Trinity had over 60s and approximately $125.3 million in assets under management.

The Funds are authorized to pay Trinity an annual fee based on their average daily net assets 1) 0.75% for the Epiphany FFV Fund and 2) 0.50% for the Epiphany FFV Strategic Income Fund. For the fiscal year ended October 31, 2016 the Epiphany FFV Fund accrued advisory fees of $214,327, of which $51,068 were waived. For the fiscal year ended October 31, 2016, the Epiphany FFV Strategic Income Fund accrued advisory fees of $124,609, of which $65,118 were waived. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Funds and Trinity and its approval of the sub-adviser agreement is available in the Funds' most recent annual report to shareholders for the period ended October 31, 2016.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.25% for the Class A shares and 2.00% of the Class C shares of the Epiphany FFV Strategic Income Fund through February 28, 2018. The Adviser has further agreed to a waiver of 1.50% of the average daily net assets for Class A shares and 2.25% of the average daily net assets of Class C shares of the Epiphany FFV Fund for the one-year period through February 28, 2018. The Board of Trustees may terminate the fee waiver and expense cap agreement upon 60 days' notice to shareholders. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the appropriate Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. The addition of excluded expenses may cause the Fund's Net Expenses after waiver and/or reimbursements to exceed the maximum amounts detailed above and agreed to by the Adviser.

Sub-Adviser

Dana Investment Advisors, Inc., located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186, is a 100% employee owned, Sub Chapter S Corporation that became an SEC Registered Investment Advisor on April 1, 1985. For over 30 years, Dana Investment Advisors has achieved success by being able to provide above market returns with lower than average risk in their investment strategies. The philosophy is built around the fact that the markets are not 100% efficient and that value can be found in the marketplace. The firm has over 2,000 retail and institutional accounts throughout the United States. As of December 31, 2016, Dana entity assets under advisement were $7.1 billion. The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Epiphany FFV Strategic Income Fund if total fund assets are $20,000,000 or

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Portfolio Managers

Samuel J. Saladino, III. Mr. Saladino is the CEO of Trinity Fiduciary Partners. His passion for investing with purpose led to the development of the FFV Scorecard.® Prior to forming Trinity in 2005, Mr. Saladino was a financial adviser with Ameriprise Financial Planning from 1995 to 2004. He holds a B.B.A. from Baylor University and is a Chartered Financial Analyst. Mr. Saladino serves as Portfolio Manager for the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund.

J. Joseph Veranth. Mr. Veranth graduated from Northwestern University with a B.A. in Humanities in 1984. He earned an M.B.A. in Finance and International Business from the Stern School of Business at New York University in 1991. Mr. Veranth joined Dana Investment Advisors in December 1994 and is currently the Chief Investment Officer and a Portfolio Manager. He is involved in setting firm wide investment policy and asset allocation decisions for all Dana investment strategies. His contributions to the equity investment process include analysis of both macroeconomic and investment trends and individual security analysis. He is a Chartered Financial Analyst and is a member of the CFA Institute and the CFA Society of Milwaukee. Mr. Veranth serves as a Portfolio Manager for the Epiphany FFV Strategic Income Fund.

Rob Leuty. Mr. Leuty graduated from the University of Wisconsin–Madison with a B.B.A. in Accounting in 1988. He earned an M.B.A. in Finance from the University of St. Thomas in 1994. Mr. Leuty joined Dana Investment Advisors in October 2002 and is currently the Director of Fixed Income and a Portfolio Manager. Mr. Leuty manages various fixed income and option-based portfolios. He contributes to the equity investment process through his extensive insight into macro investment and economic trends. Mr. Leuty was a portfolio manager for Ziegler Asset Management, LLC from 2000 to 2002 and was a portfolio manager for Wells Fargo Capital Management from 1994 to 2000. He is a Chartered Financial Analyst and is a member of the CFA Institute and the CFA Society of Milwaukee. Mr. Leuty serves as a Portfolio Manager for the Epiphany FFV Strategic Income Fund.

Daniel B. Mulvey. Mr. Mulvey is a portfolio manager for Trinity Fiduciary Partners, LLC. Mr. Mulvey graduated from the University of Illinois with a B.A. in Economics and Mathematics. He earned an M.B.A. from Fordham University. Mr. Mulvey joined Trinity Fiduciary Partners, LLC in August 2016. Mr. Mulvey was a vice president for investment capability management at Fidelity Investments from 2011 to 2016. He also worked as an independent consultant from 2009 to 2011. He served as chief operating officer of Camden Asset Management from 2008 to 2009 and served as President and CIO at ASB Capital Management from 2003 to 2008. Mr. Mulvey worked at Bank of America Capital Management from 1999 to 2003 as a managing director and worked at JP Morgan Investment Management from 1991 to 1888 as a vice president. Mr. Mulvey serves as a Portfolio Manager for the Epiphany FFV Strategic Income Fund.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, their ownership of securities in the Funds and other accounts they manage.

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

INVESTING WITH EPIPHANY

CHOOSING A CLASS OF SHARES

The Epiphany Funds offer Class A and Class C shares for all Funds. Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing the class of shares that suits your investment needs, you should consider:

- How long you expect to own your shares;
- How much you intend to invest;
- The sales charge and total operating expenses associated with owning each class;
- Whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing Class A Sales Charges" below).

Class A Shares. Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%. Class A shares also are available load-waived. The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more. Class A shares pay annual distribution and service fees equal to 0.25% of the average daily net assets of Class A shares. Purchases of Class A shares are subject to a 2% redemption fee if redeemed or exchanged within 60 days of settlement of purchase. The front-end sales charge is deducted from the amount you invest and is shown in the schedule below.

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.25%	4.44%	4.25%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	1.75%	1.78%	1.75%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	0.00	0.00	None

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

Reducing Class A Sales Charges. Front-end sales charges on purchases of Class A shares with a sales load may be reduced under the right of accumulation or under a statement of intention which are described below. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

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Prospectus | **March 1, 2017**

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund (based on the current maximum public offering price) plus your new purchases total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the transfer agent may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Information about sales charges and breakpoints is also available in a clear and prominent format on the epiphanyfunds.com website.

Class C Shares. Class C shares are offered at NAV with no front-end sales charge. If you sell your Class C shares within one year of your purchase, you generally will be subject to a 1.00% contingent deferred sales charge ("CDSC"). The CDSC is deducted from your redemption proceeds. The CDSC will apply to the lesser of your shares NAV at the time of redemption or at the time of purchase. Under certain circumstances, the CDSC may be waived, as described below in this Prospectus. Class C shares pay annual distribution and service fees equal to up to 1.00% of the average daily net assets of Class C shares. Purchases of Class C shares are subject to a 2% redemption fee if redeemed within 60 days of settlement of purchase. The returns on Class C shares are generally lower than the returns on Class A shares because Class C shares have higher annual expenses than Class A shares.

Orders for Class C shares will be refused when the total value of the purchase (including the aggregate value of all Fund shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of the Fund with a current market value of $1,000,000 or more, should consider whether another share class would be more advantageous and consult their investment dealer.

OPENING AN ACCOUNT

You may open an account and purchase shares in the Funds directly from Epiphany Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with Epiphany Funds to sell shares of the Funds. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

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Prospectus | **March 1, 2017**

If you are investing directly in the Funds for the first time, please visit www.epiphanyfunds.com or call 1-800-320-2185 to request a Shareholder Account Application. You will need to establish an account before investing. To open an account online, visit www.epiphanyfunds.com. Be sure to sign up for all the account options of which you plan to take advantage. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Funds should be intended as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that they regard as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Purchasing Shares

You may buy shares on any day that the Funds are open for business, generally any day that the New York Stock Exchange ("NYSE") is open. Shares of the Funds are sold at net asset value ("NAV") per share. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Funds' NAV is calculated by taking the total value of the Funds' assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from Epiphany Funds, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

Epiphany Funds
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

Purchase orders received in "proper form" by the Funds' transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

- Fund name and account number;
- Account name(s) and address;
- The dollar amount or number of shares you wish to purchase.

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Epiphany Funds
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The Funds may limit the amount of purchases and refuse to sell to any person.

Method of Payment. All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, credit cards and third party checks will not be accepted. Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to Epiphany Funds or an individual Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Funds' transfer agent, at 1-800-320-2185 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Minimum Purchase

The minimum initial investment in a Fund is $1,000 with a minimum subsequent investment of $250 for Class A or Class C shares. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions. For more information, please read "Additional Redemption Information."

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

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Epiphany Funds
Prospectus | **March 1, 2017**

Automatic Investment Plan

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) into any of the Funds from your bank or savings account with no required initial investment.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund's transfer agent.

Epiphany Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Funds' shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Funds may invest a portion of their assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Funds' portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Funds may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicate market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Funds will also impose a redemption fee on shares redeemed within 60 days of purchase. For more information, please see "Redemption Fee" in this Prospectus.

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

EXCHANGING SHARES

Shares of one Epiphany Fund may be exchanged for shares of another Epiphany Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

REDEEMING SHARES

You may redeem your shares on any business day. Redemption orders received in proper form by the Funds' transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

- Include the Fund name and account number;
- Include the account name(s) and address;
- State the dollar amount or number of shares you wish to redeem; and
- Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-320-2185 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of any of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $10 will be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming by Mail

You may redeem any part of your account in the Funds by mail at no charge. Your request, in proper form, should be addressed to:

Epiphany Funds
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

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EPIPHANY FUNDS

Prospectus | **March 1, 2017**

Telephone Redemptions

You may redeem any part of your account in the Funds by calling the transfer agent at 1-800-320-2185. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions-in-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund's assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee

Shareholders that redeem shares of one of the Funds within 60 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The Funds use a "first in, first out" method for calculating the redemption fee. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Funds, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Funds.

The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-800-320-2185. Redemptions specifying a certain date or share price cannot be accepted and will be

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require that you redeem all of your shares in that Fund upon 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Funds also are subject to involuntary redemption if the Board of Trustees determines to liquidate one of the Funds. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

Frequent Purchases And Redemption Of Fund Shares

The Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

- Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and
- Assessing a redemption fee for short-term trading.

If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and the Adviser may further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy. Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into a Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in

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EPIPHANY FUNDS
Prospectus | **March 1, 2017**

market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds' redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of a Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION PLAN

The Trust has adopted a plan under Rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders ("12b-1 fees"). Class A shares may pay annual 12b-1 fees of up to 0.25% of their average daily net assets. Class C shares may pay annual 12b-1 fees of up to 1.00% of their average daily net assets (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee). Because these fees are paid from a Fund's assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

Payments to Investment Dealers

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and service fees as described below. Sales charges, distribution fees and service fees paid to investment dealers vary by share class. In addition, the principal underwriter or the Adviser, out of their own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include the Fund in specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

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Epiphany Funds
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Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

CALCULATING SHARE PRICE

The NAV for each Fund will be calculated on each day that the Funds are open for business, which is every day that the New York Stock Exchange is open for business. The NAV will be calculated as of the close of trading on the NYSE (generally, at 4:00 p.m. Eastern Time). The NAV per share of each Fund is the value of that Fund's assets, less its liabilities, divided by the number of outstanding shares of that Fund.

In general, the value of a Fund's portfolio securities is the market value of such securities. However, a Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Funds' Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund may invest in Underlying Funds. The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Funds will typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders. The Epiphany FFV will distribute dividends quarterly and capital gains annually. The Epiphany FFV Strategic Income Fund will distribute dividends monthly and capital gains annually. These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Funds' transfer agent at 1-800-320-2185 or send a written notification to:

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Prospectus | **March 1, 2017**

Epiphany Funds
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

Taxes

In general, selling shares of any of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Funds may produce capital gains even if they do not have income to distribute or performance has been poor.

Early each year, the Funds will mail you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the Funds' financial performance since their inception. Certain information reflects financial results for a single share. Performance information is shown for the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund. The Epiphany FFV Fund Class A shares were previously Class N shares, but reconstituted and renamed Class A effective June 1, 2015. Total return represents the rate you would have earned (or lost) on an investment in the respective Fund assuming reinvestment of all dividends and distributions. The information was audited by Sanville & Company whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

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Epiphany Funds
Prospectus | **March 1, 2017**

Epiphany FFV Fund – Class C
Financial Highlights
Selected data for a share outstanding throughout the period

	Fiscal Years Ended				
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net Asset Value, at Beginning of Year	$ 11.64	$ 12.68	$ 12.71	$ 10.19	$ 9.20
Income From Investment Operations:					
Net Investment Income (Loss) *	(0.03)	(0.05)	(0.06)	(0.07)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	(0.03)	1.47	2.77	0.99
Total from Investment Operations	(0.18)	(0.08)	1.41	2.70	1.01
Distributions:					
From Net Investment Income	-***	-	-	(0.01)	(0.02)
From Net Realized Gain	(0.60)	(0.96)	(1.44)	(0.17)	-
Total from Distributions	(0.60)	(0.96)	(1.44)	(0.18)	(0.02)
Redemption Fees ***	-	-	-	-	-
Net Asset Value, at End of Year	$ 10.86	$ 11.64	$ 12.68	$ 12.71	$ 10.19
Total Return **	(1.46)%	(1.03)%	12.16%	27.01%	10.98%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 6,748	$ 7,175	$ 7,345	$ 6,524	$ 150
Before Waiver					
Ratio of Expenses to Average Net Assets	2.43%	2.42%	2.35%	2.59%	3.15%
Ratio of Net Investment Loss to Average Net Assets	(0.45%)	(0.56%)	(0.58%)	(0.89%)	(0.74%)
After Waiver					
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27%)	(0.39%)	(0.47%)	0.55%	0.16%
Portfolio Turnover	63%	81%	70%	83%	47%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

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EPIPHANY FFV FUND – CLASS A (FORMERLY CLASS N)
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Fiscal Years Ended				
	10/31/2016	10/31/2015[(a)]	10/31/2014	10/31/2013	10/31/2012
Net Asset Value, at Beginning of Year	$ 11.88	$ 12.85	$ 12.82	$ 10.27	$ 9.27
Income From Investment Operations:					
Net Investment Income *	0.05	0.04	0.03	0.07	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	0.03	1.49	2.74	0.99
Total from Investment Operations	(0.10)	0.07	1.52	2.81	1.09
Distributions:					
From Net Investment Income	(0.04)	(0.08)	(0.05)	(0.08)	(0.09)
From Net Realized Gain	(0.60)	(0.96)	(1.44)	(0.18)	-
Return of Capital	(0.02)	-	-	-	-
Total from Distributions	(0.66)	(1.04)	(1.49)	(0.26)	(0.09)
Redemption Fees ***	-	-	-	-	
Net Asset Value, at End of Year	$ 11.12	$ 11.88	$ 12.85	$ 12.82	$ 10.27
Total Return **	(0.72)%	0.25%	12.96%	27.97%	11.85%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 19,657	$ 22,619	$ 19,283	$ 13,952	$ 11,622
Before Waiver					
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.60%	2.20%	2.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30%	0.18%	0.16%	(0.11%)	0.07%
After Waiver					
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.48%	0.36%	0.26%	0.59%	1.00%
Portfolio Turnover	63%	81%	70%	83%	47%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.
(a) On June 1, 2015, Class N shares were renamed Class A shares.

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Prospectus | **March 1, 2017**

EPIPHANY FFV STRATEGIC INCOME FUND – CLASS A
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Fiscal Years Ended				
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net Asset Value, at Beginning of Year	$ 10.45	$ 10.62	$ 10.37	$ 10.51	$ 10.24
Income From Investment Operations:					
Net Investment Income *	0.21	0.17	0.20	0.28	0.32
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.07)	0.24	(0.19)	0.25
Total from Investment Operations	0.23	0.10	0.44	0.09	0.57
Distributions:					
From Net Investment Income	(0.20)	(0.25)	(0.19)	(0.21)	(0.30)
From Net Realized Gain	-	(0.02)	-	(0.02)	-
Total from Distributions	(0.20)	(0.27)	(0.19)	(0.23)	(0.30)
Redemption Fees ***	-	-	-	-	-
Net Asset Value, at End of Year	$ 10.48	$ 10.45	$ 10.62	$ 10.37	$ 10.51
Total Return **	2.25%	0.97%	4.23%	0.89%	5.61%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 23,962	$ 21,972	$ 5,501	$ 3,688	$ 2,481
Before Waiver					
Ratio of Expenses to Average Net Assets	1.51%	1.63%	1.72%	2.26%	2.16%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.21%	1.40%	1.65%	2.15%
After Waiver					
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.59%	1.88%	2.67%	3.06%
Portfolio Turnover	52%	43%	27%	47%	56%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

38 | P a g e

EPIPHANY FUNDS
Prospectus | **March 1, 2017**

EPIPHANY FFV STRATEGIC INCOME FUND – CLASS C
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Fiscal Years Ended				
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net Asset Value, at Beginning of Year	$ 10.40	$ 10.55	$ 10.31	$ 10.46	$ 10.20
Income From Investment Operations:					
Net Investment Income *	0.13	0.11	0.13	0.20	0.23
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.08)	0.24	(0.18)	0.25
Total from Investment Operations	0.15	0.03	0.37	0.02	0.48
Distributions:					
From Net Investment Income	(0.04)	(0.16)	(0.13)	(0.15)	(0.22)
From Net Realized Gain	-	(0.02)	-	(0.02)	-
Total from Distributions	(0.04)	(0.18)	(0.13)	(0.17)	(0.22)
Redemption Fees ***	-	-	-	-	-
Net Asset Value, at End of Year	$ 10.51	$ 10.40	$ 10.55	$ 10.31	$ 10.46
Total Return **	1.41%	0.33%	3.57%	0.16%	4.80%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,141	$ 914	$ 603	$ 568	$ 382
Before Waiver					
Ratio of Expenses to Average Net Assets	2.26%	2.41%	2.48%	2.49%	2.92%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.63%	0.80%	1.40%	1.34%
After Waiver					
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.04%	1.28%	1.90%	2.25%
Portfolio Turnover	52%	43%	27%	47%	56%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

39 | Page

Prospectus | **March 1, 2017**

PRIVACY NOTICE

FACTS	WHAT DOES EPIPHANY FUNDS AND ITS INVESTMENT ADVISOR TRINITY FIDUCIARY PARTNERS, LLC ("EPIPHANY") DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number • account balances • account transactions and transaction history • checking account and wire transfer instructions When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Epiphany chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Epiphany share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

40 | Page

Prospectus | **March 1, 2017**

Questions?	Call 1-800-320-2185 or go to www.epiphanyfunds.com

WHAT WE DO

Who is providing this notice?	Epiphany Funds and its advisor Trinity Fiduciary Partners, LLC.
How does Epiphany protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Epiphany collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information • give us your contact information • make a wire transfer • tell us where to send the money We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only • sharing for affiliates' everyday business purposes – information about your creditworthiness • affiliates from using your information to market to you • sharing for non-affiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include: Trinity Fiduciary Partners, LLC
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Epiphany doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Epiphany doesn't jointly market.

41 | Page

EPIPHANY FUNDS

Trinity Fiduciary Partners, LLC
325 S. Mesquite Street, Suite 104
Arlington, Texas 76010
800-320-2185
www.epiphanyfunds.com

Shareholder Statements and Reports

Epiphany Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, Epiphany Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-320-2185 and Epiphany Funds will begin individual delivery within 30 days after Epiphany Funds receives your instructions.

Reports to shareholders will be prepared as of April 30 and annual reports as of October 31 each year. In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available. To participate (or end your participation) in the Funds' electronic delivery program, please visit www.epiphanyfunds.com.

For More Information

Several additional sources of information are available to you. The Funds' most recent Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on the policies and operations of the Funds, including policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the performance results of the Funds as of the latest semi-annual or annual fiscal year end.

Visit Epiphany Funds at www.epiphanyfunds.com for a copy of the SAI, the annual report and the semi-annual report or call the Funds at 1-800-320-2185 to request free copies or to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21962

                                                  EPIPHANY FUNDS

                                                                Epiphany FFV Fund

Class A shares: EPVNX

Class C shares: EPVCX

Epiphany FFV Strategic Income Fund

Class A shares: EPIAX

Class C shares: EPICX

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund dated March 1, 2017.  A copy of the Prospectus, annual and semi-annual reports can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC. 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1-800-320-2185.  The Funds’ Prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUNDS

3

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

4

MANAGEMENT OF THE FUNDS

13

SALES CHARGES

17

DISTRIBUTION PLANS

18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

19

INVESTMENT ADVISORY AND OTHER SERVICES

20

BROKERAGE ALLOCATION AND OTHER PRACTICES

25

DISCLOSURE OF PORTFOLIO HOLDINGS

27

DETERMINATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

28

TAX CONSEQUENCES

29

PROXY VOTING POLICIES AND PROCEDURES

32

APPENDIX A:  PROXY VOTING POLICY OF THE ADVISER

A-1

 DESCRIPTION OF THE TRUST AND FUNDS

Epiphany Funds (the “Trust”) has authorized two series of shares, Epiphany FFV Fund and Epiphany FFV Strategic Income Fund (individually a “Fund” and collectively the “Funds”).  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 27, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The investment adviser to the Funds is Trinity Fiduciary Partners, LLC (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Epiphany FFV Fund and Epiphany FFV Strategic Income Fund each offer two classes of shares:  Class A and Class C shares.  The Epiphany FFV Fund Class A shares were formerly Class N, but were reclassified effective June 1, 2015.  Each share class represents an interest in the same assets of a particular Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and  may have different investment minimums.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Funds are subject to involuntary redemption if the Trustees determine to liquidate the Funds.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “Purchasing Shares” and “Redeeming Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Funds’ assets, see “Investing with Epiphany” and “Calculating Share Price” in the Prospectus and “Determination of Share Price and Public Offering Price” in this SAI.

 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Cash and Cash Equivalents

All of the Funds may hold cash or invest in cash equivalents.  Cash equivalents include commercial paper (for example, short term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Equity Securities

All of the Funds may hold equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Funds will fluctuate.  Securities in the Funds’ portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Regulation as a Commodity Pool Operator

The Trust and the Funds have filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to Fund operations.  Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Funds’ investment objectives.  Other investment companies, including ETFs, open-end mutual funds and closed-end mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Funds.  As a result, to the extent the Funds invest in ETF and other investment companies, the cost of investing in the Funds will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF and other investment company is subject to its own specific risks, depending on the nature of the fund.

Mutual Fund Risk.  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

Closed-end Fund Risk.  The value of the shares of closed-end funds may be lower than that value of the portfolio securities held by the closed-end fund.  Closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares.  Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure that is the case with large capitalization equity securities.

ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Funds may invest only up to 5% of its total assets in the securities of any one investment company (exchange traded fund ("ETF") or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions:  when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority ("FINRA") for funds of funds.

Money Market Instruments

All the Funds may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities.  Although changes in interest rates may change the market value of a security, each Fund expects those changes to be minimal with respect to those securities, which are often purchased for defensive purposes.  However, even though money market instruments are generally considered to be high-quality, low risk investments, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property).  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash-flow dependency, risks of default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the code) and failing to maintain their exemptions from registration under the 1940 Act.

Obligations Backed by the U.S. Government

U.S. government obligations include the following types of securities:

1.  U.S. Treasury Securities.  U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.  For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value do to fluctuations in interest rates, but, if held to maturity, will be paid in full.

2. Federal Agency Securities.  The securities of certain U.S. government agencies and government sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.  Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), Veteran’s Administration (VA), the Federal Housing Administration (FHA), the Export/Import Bank, the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC), and the Small Business Administration (SBA).

Other Federal Agency Obligations

Additional federal agency securities are not either direct obligations of, nor guaranteed by, the U.S. government.  These obligations include securities issued by certain U.S. government agencies and government sponsored entities.  However, they generally involve some form of federal sponsorship:  some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity.  These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority, and Federal Farm Credit Bank System.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Funds’ custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Debt Securities

Debt securities are used by issuers to borrow money.  Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  Certain additional risk factors relating to debt securities are discussed below:

1.

Sensitivity to Interest Rate and Economic Changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  Generally, debt securities that are lower in an issuers’ capital structure will be more sensitive to interest changes.  In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations.  Periods of economic change and uncertainly also can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

2.

Payment Expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors.  If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

3.

Liquidity and Valuation.  There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund’s ability to value accurately or dispose of such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser and/or sub-adviser attempt to reduce the risks described above through diversification of the Fund’s portfolio and credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Derivative Instruments

The FFV Strategic Income Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategy.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset.  The adviser may decide not to employ any of these strategies and there is no assurance that any derivative strategy used by a Fund will succeed.  Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used.  Several types of derivative instruments in which the Funds may invest are described in more detail below.  However, the Funds are not limited to investment in these instruments.

1.

Futures Contracts.  Futures transactions involve a Fund buying or selling futures contracts.  A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date.  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.  Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract.  If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the

Fund will realize a loss.  A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date.  Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

2.

Options.  Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies.  A Fund may engage in these transactions either to enhance investment return or to hedge against changing in the value of other assets that it owns or intends to acquire.

3.

Swap Transactions. A Fund may enter into a variety of swap agreements, including but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps.  Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities, or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that the Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets, to add economic leverage to the Fund’s portfolio, or to shift the Fund’s investment exposure from one type of investment to another.

4.

Credit Default Swaps.  A Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities.  In a credit default swap, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation.  If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations.  The Fund may be either the protection buyer or protection seller in a credit default swap.

Foreign Bonds

The FFV Strategic Income Fund may invest in corporate bonds and sovereign bonds issued outside the United States which may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional, and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  The risks described above may be heightened in connection with investments in developing countries and emerging markets.  Historically, the markets of developing countries have been more volatile than the markets of developed countries.

Pass-Through Securities

The FFV Strategic Income Fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment.  Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer, or any guarantor of the securities.  Pass-through securities may have either fixed or adjustable coupons.  These securities include:

1.

Mortgage Backed Securities.  These securities may be issued by U.S. government agencies and government sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac, and by private entities.  The payment of interest and principal of mortgage backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac).  However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.  Mortgage backed securities issued by private entities are structured similarly to those issued by U.S. government agencies.  However, these securities and the underlying mortgages are not guaranteed by any government agencies.  These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies.

2.

Collateralized Mortgage Obligations (CMOs).  CMOs are also backed by a pool of mortgages or mortgage loans which are divided into two or more separate bonds issues.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates.

3.

Asset Backed Securities.  These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times, the financial condition of the issuer.

Restricted or Illiquid Securities

The Funds may purchase securities subject to restrictions on resale.  Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering.  Restricted securities held by the Fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for re-sales to “Qualified Institutional Buyers”.

Securities with Equity and Debt Characteristics

The Funds may invest in securities that have a combination of equity and debt characteristics.  These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks, or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend.  Because convertible securities have both equity and debt characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.  Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.

Borrowing Money.  No Fund will borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.

Senior Securities. No Fund will issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting.  No Fund will act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate.  No Fund will purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities.  No Fund will purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans.  No Fund will make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration.  No Fund will invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Diversification.  A Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.

Pledging.  No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing.  No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.

Margin Purchases.  No Fund will purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.

Illiquid Investments.  No Fund will invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.

Short Sales.  No Fund will make short sales of securities.

 MANAGEMENT OF THE FUNDS

Leadership Structure.  The Trust is led by Samuel J. Saladino, III, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Saladino is an interested person by virtue of his position of Chief Executive Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Saladino and three Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead

Independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust and the Fund’s Trustees believe that its President, who has knowledge of the day-to-day operations of the Fund, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.  This arrangement provides for the most efficient oversight of the Funds’ activities.

Board Risk Oversight.   The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Ms. C. Elizabeth Fahy in her role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Samuel J. Saladino, III is the Chief Executive Officer of the Fund's investment adviser and a portfolio manager of the Fund.  Mr. Saladino started the Adviser in 2005 and, prior to that, had 10 years of financial planning experience.  He designed the FFV Scorecard® used to socially screen the investment made by each of the Epiphany FFV Funds.  Mr. Saladino is active with many social and Catholic charities and these relationships benefit the Fund by developing relationships with potential investors and understanding the market for the Fund.  Dr. William Reichenstein is a professor of Investment at Hankamer School of Business at Baylor University, a position he has held since 1990.  Dr. Reichenstein has extensive knowledge regarding the design, promotion and compliance associated with various financial products.  He has also served as an independent director of another mutual fund complex.  Dr. Reichenstein’s experience is beneficial in analyzing Fund and Board actions compared to actions taken throughout the industry generally.  Mr. Robert J. Mitchell is an executive recruiter at WhitneySmith Company and is an advisory board member for BBVA Compass Fort Worth.  Mr. Mitchell has been a Trustee since the Fund’s inception.  His background, knowledge, connections and experience are important to the Board when considering business partners, service providers, marketing, insurance and liability issues.  He also has experience with other financial products which is beneficial in analyzing the marketing and promotion of the Funds.  Mr. J. Kenneth Dalton is currently retired.  However, he serves on the Board of several organizations, including two large mutual fund complexes.  He provides the Board with insight to industry practices and procedures.  Mr. Dalton’s many years in the mutual fund industry and commitment to various Catholic organizations benefit the operations and marketing of the Funds.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee For the Last 5 Years
Robert J. Mitchell WhitneySmith Company, 301 Commerce Street, Suite 1950, Fort Worth, TX 76102 Age: 69	Trustee	Indefinite/ Dec. 1, 2006- present	Executive Recruiter, WhitneySmith Company, since 2014. Principal, Mitchell & Moroneso Insurance Services, Inc., from 1988 to 2015.	2	Advisory Board, BBVA Compass Fort Worth, Board Member, Mitchell & Moronesco Insurance Services, until 2015.
William Reichenstein Baylor University Hankamer School of Business Waco, Texas 76798 Age: 64	Trustee	Indefinite/ Dec. 1, 2006 - present	Professor of Investments, Baylor University, since 1990. Principal, Retiree, Inc. since 2008. Principal, Social Security Solutions, Inc., since 2008	2	Independent Director, CM Advisors Family of Funds
J. Kenneth Dalton 3613 Lands End St., Fort Worth, Texas 76109 Age: 75	Trustee	Indefinite/ June 2009 - present	Retired.	2	Independent Trustee, Guggenheim and Rydex Mutual Funds; Independent Director, AA Sleeper Cab Co.

1The “Fund Complex” consists of Epiphany FFV Fund and Epiphany FFV Strategic Income Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee For the Last 5 Years
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 225 Irving, TX 75062 Age: 41	President, Chairman and Trustee	Indefinite/Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005.	2	None
C. Elizabeth Fahy 106 Decker Ct., Suite 225 Irving, TX 75062 Age: 40	General Counsel, Secretary and Chief Compliance Officer	Indefinite/ Nov. 2011- present (General Counsel and Secretary since Sept. 2012)	Chief Compliance Officer, Epiphany Funds since 2011.	N/A	N/A
Bob Anastasi 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147 Age: 42	Treasurer	Indefinite / November 2015-present	Vice-President, Mutual Shareholder Services, LLC since 2002. President, Bridge Mutual Fund Accounting Systems LLC, since 2008.	N/A	N/A

1 The “Fund Complex” consists of Epiphany FFV Fund and Epiphany FFV Strategic Income Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer of the Fund’s investment adviser.

The Trust’s audit committee consists of Robert J. Mitchell, William Reichenstein, and J. Kenneth Dalton.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds’ independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  For the fiscal year ended October 31, 2016 the Audit Committee met twice.

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2016:

Name of Trustee	Dollar Range of Fund Shares Owned	Fund Name	Aggregate Dollar Range of Securities In Trust[1]
Robert J. Mitchell	None	N/A	None
William Reichenstein	None	N/A	None
J. Kenneth Dalton	None	N/A	None
Samuel J. Saladino, III	Over $100,000	FFV Strategic Income	Over $100,000
	Over $100,000	FFV Fund

The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended October 31, 2016.  Trustees of the Funds who are deemed “interested persons” of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from the Epiphany Funds	Total Compensation from Trust[1]
Robert J. Mitchell	$5,240	$5,240
William Reichenstein	$7,333	$7,333
Samuel J. Saladino, III	None	None
J. Kenneth Dalton	$6,667	$6,667

1. The “Fund Complex” consists of Epiphany FFV Fund and Epiphany FFV Strategic Income Fund.

CODES OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Trust , the Underwriter, the Adviser and the Sub-Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code  that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.. The personnel of the Funds, the Underwriter, the Adviser and the Sub-Adviser are subject to their respective Code of Ethics when investing in securities that may be purchased, sold or held by the Funds.

In addition, the Trust has adopted a separate Code of Ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of that Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

 SALES CHARGES

Dealer Commissions

The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell shares of the Funds and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers.  The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice.  During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Statement of Intention

If it is anticipated that $50,000 or more of Class A shares will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement.  If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A Statement of Intention does not obligate the shareholder to purchase or the Funds to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference.  If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.  Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder.  This refund will be made by the investment dealer and the principal underwriter.  If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation

Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A and/or Class C shares of the Fund.  The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate amount of the purchase.  Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level.  For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Tax-Deferred Retirement Plans

Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans.  Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter.  This information should be read carefully and consulting with an attorney or tax adviser may be advisable.  The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.  Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter.  Under all plans, dividends and distributions will be automatically reinvested in additional shares.

 DISTRIBUTION PLANS

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for its Class A shares (the “Class A Plan”) and its Class C shares (the “Class C Plan”) collectively (the “Plans”).  Each Plan permits a Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually under the Class A Plan is 0.25% of the average daily net assets of Class A shares.  The amount payable annually under the Class C Plan is 1.00% of the average daily net assets of Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee).

Under the Plans, the Trust may engage in any activities related to the distribution of shares of the Funds, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans.

The Class C Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets of Class C shares for personal services, and/or the maintenance of shareholder accounts.  The Funds may compensate securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class C shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Funds and their shareholders or (b) render shareholder support services not otherwise provided by the Funds’ transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Funds, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

The Trustees expect that the Plans could significantly enhance the Funds’ ability to expand the distribution of its shares.  It is also anticipated that an increase in the size of the Funds will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Funds in seeking to achieve their investment objectives.

Each Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the Funds, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.  For the fiscal year ended October 31, 2016, the Funds expended the following amounts for distribution expenses: compensation to brokers $174,631, compensation to Underwriter $24,845 and compensation for advertising/marketing $0 as distribution expenses.  The amounts by Fund and share class are shown in the chart below:

Fiscal Years Ending
Epiphany FFV Fund - Class A	10/31/2014	10/31/2015	10/31/2016

Compensation to Brokers	$ 30,456	$ 44,679	$ 43,074
Compensation to Underwriters	$ 6,274	$ 23,817	$ 13,436
Total	$ 36,730	$ 68,495	$ 56,510

Fiscal Years Ending
Epiphany FFV Fund - Class C	10/31/2014	10/31/2015	10/31/2016

Compensation to Brokers	$ 67,185	$ 45,913	$ 57,543
Compensation to Underwriters	$ 1,122	$ 9,157	$ 6,236
Total	$ 68,307	$ 55,070	$ 63,780

Fiscal Years Ending
Epiphany FFV Strategic Income Fund - Class A	10/31/2014	10/31/2015	10/31/2016

Compensation to Brokers	$ 15,254	$ 26,385	$ 54,198
Compensation to Underwriters	$ 1,769	$ 7,238	$ 4,649
Total	$ 17,024	$ 33,622	$ 58,847

Fiscal Years Ending
Epiphany FFV Strategic Income Fund - Class C	10/31/2014	10/31/2015	10/31/2016

Compensation to Brokers	$ 4,173	$ 3,418	$ 8,829
Compensation to Underwriters	$ 263	$ 548	$ 524
Total	$ 4,435	$ 3,966	$ 9,352

 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 14, 2017, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of any class of a Fund.  Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Epiphany FFV Strategic Income Fund – Class A

Name & Address	Percentage of Fund

Ameriprise Advisor Services, Inc. 719 Griswold St., Suite 1700 Detroit, MI 48226	30.28%
Charles Schwab and Company, Inc. 211 Main Street, Dept. 122 San Francisco, CA 94105	37.28%

National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.92%

Mitra & Company FBO 98 Milwaukee, WI 53224	6.90%

American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402	5.00%

Epiphany FFV Strategic Income Fund – Class C

Name & Address	Percentage of Fund

Ameriprise Advisor Services, Inc. 719 Griswold St., Suite 1700 Detroit, MI 48226	59.53%

Patricia M. Vinje 2429 Town Hall Rd. Mount Horeb, WI 53572	24.68%

American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402	10.02%

Epiphany FFV Fund – Class A

Name & Address	Percentage of Fund

National Financial Services, LLC 200 Liberty Street New York, NY 10281	43.92%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.14%

Charles Schwab and Company, Inc. 211 Main Street, Dept. 122 San Francisco, CA 94105	14.29%

Ameriprise Advisor Services, Inc. 719 Griswold St., Suite 1700 Detroit, MI 48226	11.03%

Epiphany FFV Fund – Class C

Name & Address	Percentage of Fund

National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.00%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	41.26%

Ameriprise Advisor Services, Inc. 719 Griswold St., Suite 1700 Detroit, MI 48226	12.77%

MANAGEMENT OWNERSHIP

As of February 14, 2017, the Trustees and officers owned of record or beneficially less than 1.00% of the outstanding shares of any of the Funds.

 INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Trinity Fiduciary Partners, LLC as the investment adviser to the Funds.  As managing member and owner of a controlling interest, Samuel J. Saladino, III retains control over the operations of the Adviser.  Trinity Fiduciary Partners, LLC is an investment advisory company registered with the U.S. Securities and Exchange Commission.  It is a Texas limited liability company that was founded in 2005.  Trinity’s current advisory activities consist of providing investment supervisory services to the Epiphany Funds Trust investment screening; investment supervisory services for separate account clients; and consulting with individuals and institutions.  Samuel J. Saladino, III is Chief Executive Officer of Trinity.  As of December 31, 2016, Trinity had over 60 clients and approximately $125.3 million in assets under management.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Epiphany FFV Fund and a rate of 0.50% for the Epiphany FFV Strategic Income Fund.  For the fiscal year ended October 31, 2014, the Adviser accrued $205,648 and $79,940 in advisory fees for the FFV Fund and FFV Strategic Income Fund, respectively.  For the fiscal year ended October 31, 2014, the Adviser waived $28,886 and $75,814 in fees for the FFV Fund and FFV Strategic Income Fund, respectively.  For the fiscal year ended October 31, 2015, the Adviser earned $232,872 and $101,710 in advisory fees, of which $53,911 and $83,083, respectively, were waived for the FFV Fund and FFV Strategic Income Fund.  For the fiscal year ended October 31, 2016, the Adviser earned $214,327 and $124,609 in advisory fees, of which $51,068 and $65,118, respectively, were waived for the FFV Fund and FFV Strategic Income Fund.

The Agreement had an initial term of two years and, thereafter is renewed on an annual basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.  The Agreement was last renewed by the Board of Trustees on September 28, 2016.  A discussion of the Board of Trustees’ deliberations concerning the renewal of the Agreement is available in the October 31, 2016 Annual Report to Shareholders.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s Operating Expenses are subsequently less than the percentages indicated above the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed 1.50% and 2.25% per annum for Class A and C shares respectively of the FFV Fund and 1.25% and 2.00%, per annum for Class A and C shares respectively, of the FFV Strategic Income Fund.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

The Adviser has the following waived fees and expenses reimbursements that may be recovered no later than the dates indicated:

	October 31, 2017	October 31, 2018	October 31, 2019	Total
FFV Fund	$ 28,886	$ 53,911	$ 51,068	$ 133,865
FFV Strategic Income Fund	$ 75,814	$ 83,083	$ 65,118	$ 224,015

The Chief Compliance Officer (“CCO”) of the Trust is appointed by the Trust but contracted by the Adviser pursuant to a separate agreement with the Trust.  The Trust pays the Adviser a fee for providing the CCO and other administrative services, of which each Fund pays its share along with other series of the Trust.  In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.  For the fiscal year ended October 31, 2016, the Adviser received $63,216, of which $32,138 was attributable to the FFV Fund, and $31,078 to the FFV Strategic Income Fund, for compliance, treasurer and administrative personnel and services.  For the fiscal year ended October 31, 2015, the Adviser received $100,824, of which $35,789 was attributable to the FFV Fund, $32,159 to the FFV Strategic Income Fund, and $32,876 to the FFV Latin America Fund, for compliance, treasurer and administrative personnel and services.  For the fiscal year ended October 31, 2014, the Adviser received $91,703 for compliance, treasurer and administrative personnel and services.

Sub-Adviser

The Adviser has contracted with a sub-adviser, Dana Investment Advisors, Inc. (“Dana”), to provide portfolio management to the Epiphany FFV Strategic Income Fund. Dana, located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186 is a 100% employee-owned, Sub Chapter S Corporation that became an SEC Registered Investment Advisor on April 1, 1985.  The firm has over 2,000 retail and institutional clients throughout the United States.  As of December 31, 2016, Dana entity assets under advisement were $7.1 billion.

Under the terms of the sub-advisory agreement (the “Sub-Advisory Agreement”), Dana, subject to the supervision of the Adviser and Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Epiphany FFV Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are $40,000,001 or greater.  For the fiscal year ended October 31, 2013, Dana received $0 in sub-advisory fees, after waivers.   For the fiscal year ended October 31, 2014, Dana received $9,716 in sub-advisory fees, after waivers.  For the fiscal year ended October 31, 2015, Dana received $18,903 in sub-advisory fees, after waivers.

The Sub-Advisory Agreement had an initial term of two years, and is renewed on a year-to-year basis, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Sub-Adviser. In the event of its assignment, a Sub-Advisory Agreement will terminate automatically.  The Sub-Advisory Agreement was last renewed by the Board of Trustees on September 28, 2016.  A discussion of the Board of Trustees’ deliberations concerning the renewal of the Sub-Advisory Agreements is available in the

October 31, 2016 Annual Report to Shareholders.

Portfolio Management

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds that they manage.  Management of other accounts in additions to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices.  The Adviser has implemented specific policies and procedures to address any potential conflicts.

The Adviser and Sub-Adviser manage certain accounts, including private investment funds for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”).  As a result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts.  None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

The following tables indicate the number of accounts and assets under management (in millions) for each type of account as of October 31, 2016.

Samuel J. Saladino, III, Portfolio Manager, Epiphany FFV Fund and Epiphany FFV Strategic Income Fund.

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	$56.97	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	65	0	$76.63	0

Rob Leuty, Portfolio Manager, Epiphany FFV Strategic Income Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$25.10	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	216	0	$190.00	0

J. Joseph Veranth, Portfolio Manager, Epiphany FFV Strategic Income Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$25.10	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	132	0	$1244.00	0

Dan B. Mulvey, Portfolio Manager, Epiphany FFV Strategic Income Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

The Adviser and Sub-Adviser do not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as one of the Funds, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

All portfolio managers are paid by their adviser a competitive base salary based on experience, external market comparison to similar positions, and other business factors.  As an owner of the Adviser, Mr. Saladino’s total compensation includes a portion of the Adviser's profits.

The following table shows the dollar range of equity securities in each of the Funds beneficially owned by Portfolio Managers as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Epiphany FFV Fund	Dollar Range of Equity Securities in the Epiphany FFV Strategic Income Fund
Samuel J. Saladino, III	Over $1,000,000	$100,001-$500,000
Robert Leuty	0	0
J. Joseph Veranth	0	0
Daniel B. Mulvey	0	$1-$10,000

Custodian

The Huntington National Bank, 7 Easton Oval, Columbus, Ohio, 43219, serves as custodian (“Custodian”) to the Funds.  The Custodian acts as the Funds’ depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS” or “Transfer Agent” or “Fund Accounting Agent” or “Administrator”), provides the Funds with transfer agent, accounting, compliance and administrative services.  MSS is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services, administrative services, and compliance services.  MSS began performing services to the Funds on November 1, 2012.  For the fiscal year ended October 31, 2016, the Funds paid the transfer agent and fund accounting agent and administrator, MSS, $106,860 for such services and out of pocket expenses, which was paid by each Fund as follows: FFV Fund: $52,861, FFV Strategic Income Fund $38,720, and FFV Latin America Fund $15,279.  For the fiscal year ended October 31, 2015, the Funds paid the transfer agent and fund accounting agent and administrator, MSS, $111,860 for such services and out of pocket expenses, which was paid by each Fund as follows: FFV Fund: $52,902, FFV Strategic Income Fund $37,928, and FFV Latin America Fund $21,303.  For the fiscal year ended October 31, 2014, the Funds paid the transfer agent and fund accounting agent and administrator, MSS, $104,160 for such services and out of pocket expenses, which was paid by each Fund as follows: FFV Fund: $47,735, FFV Strategic Income Fund $35,363, and FFV Latin America Fund $21,062.

Independent Registered Public Accounting Firm

The firm of Sanville & Company (“Auditors”),1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending October 31, 2017.  Sanville & Company will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

Legal Counsel

Thompson Hine LLP (“Legal Counsel”), 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel for the Trust and the independent Trustees.

Distributor

Rafferty Capital Markets, LLC, ("Distributor"), 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530 serves as the principal underwriter of the Trust pursuant to a Distribution Agreement dated January 17, 2012.  Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually by (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions.  In placing portfolio transactions, the Adviser or Sub-Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser or Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser or Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser or Sub-Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s or Sub-Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser or Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser or Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser or Sub-Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or Sub-Adviser in connection with its services to the Funds.  Although research services and other information are useful to the Funds and the Adviser or Sub-Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser or Sub-Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser or Sub-Adviser of performing its duties to the Funds under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When one of the Funds and another of the Adviser’s or Sub-Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser or Sub-Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Sub-Adviser believes an adjustment is reasonable.

For the year ended October 31, 2014, the Epiphany FFV Fund, Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund paid $27,609, $2,385, and $2,817 respectively, in brokerage commissions.  For the year ended October 31, 2015, the Epiphany FFV Fund, Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund paid $23,204, $2,808, and $3,086 respectively, in brokerage commissions.  For the year ended October 31, 2016, the Epiphany FFV Fund, and the Epiphany FFV Strategic Income Fund paid $12,497, and $2,435 respectively, in brokerage commissions.

PORTFOLIO TURNOVER

The Funds’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal year ended October 31, 2014, the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund’s portfolio turnover rates were 70% and 27%, respectively.   For the fiscal year ended October 31, 2015, the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund’s portfolio turnover rates were 81% and 43%, respectively.  For the fiscal year ended October 31, 2016, the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund’s portfolio turnover rates were 63% and 52%, respectively.

 DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds may also list the “Top 10 Holdings” and other portfolio information on each Fund in “Fund Fact Sheets” (provided to advisors and other interested parties) quarterly within fifteen days of the end of each calendar quarter. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of a Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Funds have filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis (with no lag time) to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds.   The Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.   The Auditors and Legal Counsel receive portfolio holdings information in connection with their review of Forms N-CSR and N-Q.  The Funds disclose portfolio holdings to its proxy voting services (if applicable), printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent, the Custodian, the Auditors and Legal Counsel are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board.  To address conflicts of interest between shareholders on the one hand and those of service providers on the other, any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of shareholders of the Funds and those of the Adviser or Sub-Adviser, or any affiliated person of the Funds or the Adviser or Sub-Adviser. Additionally, the Adviser or Sub-Adviser, and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings.  The Funds’ Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds’ Adviser, Sub-Adviser, Transfer Agent, Fund Accounting

Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds’ portfolio holding and the duty not to trade on the non-public information.  The Funds believe, based upon their size and history, that these are reasonable procedures to (i) protect the confidentiality of the Funds’ portfolio holdings, (ii) provide sufficient protection against personal trading based on the information, and (iii) address conflicts of interest between shareholders on the one hand and those of service providers on the other.

 DETERMINATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The price (net asset value) and the public offering price (net asset value plus the applicable sales charge) of the shares of the Funds is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “Calculating Share Price” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

The Funds have each qualified and intend to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. The FFV Strategic Income Fund, as of October 31, 2016 has $(13,863) short-term in capital loss carryforwards which have to expiration date. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of such Fund in taxable accounts.

Distributions from the Funds of dividends or capital gains generally are taxable to shareholders holding taxable accounts regardless of the length of time such shareholders have held shares of such Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Funds.  U.S. Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

 PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Funds’ shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of shareholders of the Funds.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-800-320-2185.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-800-320-2185 and will be sent within three business days of receipt of a request.

Fund Performance Calculation

From time to time performance information for the Funds showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports.  Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Funds will be calculated for the most recent 1, 5 and 10 year periods or, if the Funds have not been in existence for any such period, for the period since the Funds began operations.  Average annual total return is measured by comparing the value of an investment in the Funds at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results.  Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser voluntarily waives all or a part of its fees, the total return of the Funds will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Funds over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Funds immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The Funds may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Funds may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:  (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.  The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating.  Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively:  Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements and independent auditors report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended October 31, 2016. Copies of the Trust’s Annual and Semi-Annual Reports to Shareholders can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1-800-320-2185.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

The following guidelines indicate the positions that will be taken by the Adviser on proxy ballot issues and how we plan to vote shares held by the Funds.  We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares.  We will consider the views of the management of portfolio companies, but we will seek to vote in a manner we feel is in both the best economic and ethical interest of our shareholders.

These guidelines do not include all potential voting issues and may be amended from time to time.

Promoting Human Dignity

We will vote for shareholder resolutions directed towards protecting and promoting human rights.  We would consider human rights to include encouraging companies to provide sufficient wages, working conditions, and other social benefits that enable their employees to meet basic human needs, and to encourage companies to promote fundamental human rights when they have operations in countries that have documented practices that deny or violate the human rights of its citizens.

We will vote for shareholder resolutions directed towards equal opportunities for minorities and women, including inclusion on corporate boards and among senior management.

We will vote for shareholder resolutions that encourage media companies to develop responsible and family-oriented program content.

Protecting the Environment

We will vote for shareholder resolutions which encourage companies to undertake reasonable and effective initiatives for energy conservation and the development of alternate renewable and clean energy resources.

We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds use in their products.

Encouraging Corporate Responsibility

We will vote for shareholder resolutions that require companies to report on social and environmental performance and for adoption of Coalition for Environmentally Responsible Economics (CERES)

We will vote for shareholder resolutions directed towards adoption of corporate social responsibility guidelines within companies.

Corporate Governance

We will vote for resolutions that require Board membership to consist of a majority of Directors who are independent from management.

We will vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions.

We will vote 1 year for frequency of executive compensation review.

We will vote against ratification of the audit firm of a company in instances where consulting fees exceed audit fees.

We will vote against resolutions to allow U.S.-based corporations to reincorporate to a foreign country.

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We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

We will vote for confidential shareholder voting.

We will vote against the creation of dual stock classes.

We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

We will vote issues of executive compensation on a case-by-case basis.

We will vote for shareholder resolutions requesting companies to review and report on executive compensation.

We will vote against severance packages that exceeds 2 times annual salary and bonus.

We will vote on stock option plans on a case-by-case basis, but will generally be supportive of plans that include a wider number of employees to participate and will generally not be supportive of plans that are heavily weighted toward executive management only.

We will vote for the use of reasonable performance-based stock options which tie executive compensation more closely to company performance.

We will vote for the authorization of additional common stock necessary to facilitate a stock split; we will evaluate proposals on reverse stock splits and the authorization of additional shares of common stock for reasons other than a stock split on a case-by-case basis.

We will vote for management proposals to institute open-market share repurchase plans on a case-by-case basis.

We will consider all merger and acquisitions on a case-by-case basis.

We will generally vote against any proposals that seek to deter a company from being acquired by another company.

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